Regulatory Matters	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Regulatory Matters [Abstract]
Regulatory Matters
2. REGULATORY MATTERS
Ohio Legislation, AES Ohio ESPs and Smart Grid Plans
Ohio Energy Legislation
On April 30, 2025, the Ohio legislature passed new energy legislation (House Bill 15) that was signed by the Governor and became effective August 14, 2025. The legislation allows Ohio’s electric utilities to file three-year forecasted base distribution rate cases, which would replace electric security plans (ESPs) and associated recovery riders. AES Ohio currently anticipates that remaining recovery rider balances would be included in future base rates. Among other provisions, the legislation eliminates as of its effective date, the LGR, which previously allowed for recovery of net OVEC costs and revenues. Changes to the regulatory framework from this legislation, including the recovery of future net OVEC costs and revenues or remaining recovery rider balances, could be material to our results of operations, financial condition and cash flows.
AES Ohio ESP Appeal
From November 1, 2017 through December 18, 2019, AES Ohio operated pursuant to an approved ESP plan, which was initially approved on October 20, 2017 (ESP 3). On December 18, 2019, the PUCO approved AES Ohio’s Notice of Withdrawal of ESP 3 and reversion to its prior rate plan (ESP 1). Among other items, the PUCO Order approving the ESP 1 rate plan included reinstating the non-bypassable
RSC Rider, which provided annual revenue of approximately $79.0 million. The OCC has appealed to the Ohio Supreme Court the PUCO’s decision approving the reversion to ESP 1 as well as argued for a refund of the RSC revenue dating back to August 2021. Oral arguments regarding this appeal were held on April 22, 2025, and a court decision is pending.
Smart Grid Comprehensive Settlement
On October 23, 2020, AES Ohio entered into a Stipulation and Recommendation (the Settlement) with the staff of the PUCO, various customers and organizations representing customers of AES Ohio and certain other parties with respect to, among other matters, AES Ohio’s applications for (i) approval of AES Ohio’s plan to modernize its distribution grid (Smart Grid Phase 1), (ii) findings that AES Ohio passed the SEET for 2018 and 2019, and (iii) findings that AES Ohio’s ESP 1 satisfies the SEET and the more favorable in the aggregate (MFA) regulatory test. On June 16, 2021, the PUCO issued their opinion and order accepting the stipulation as filed. The OCC appealed the final PUCO order with respect to the 2018 and 2019 SEET to the Ohio Supreme Court on December 6, 2021. Oral arguments regarding this appeal were held on April 2, 2025. The Ohio Supreme Court reversed the PUCO’s opinion and order with respect to the methodology used by the PUCO to support its findings related to the 2018 and 2019 SEET, and remanded the case to the PUCO to conduct further analysis of the SEET for those years. AES Ohio filed testimony with the PUCO proposing a refund of $1.6 million based on analysis by its external financial consultant. The PUCO commenced an evidentiary hearing on this issue on October 28, 2025, and a PUCO decision is pending.
Smart Grid Phase 2 Plan
In February 2024, AES Ohio filed a Smart Grid Phase 2 with the PUCO proposing a ten-year
investment plan to begin after Smart Grid Phase 1 ends. On September 13, 2024, AES Ohio reached a settlement with the PUCO staff and other parties on the pending Smart Grid Phase 2 application and an evidentiary hearing was held on October 29, 2024. A fundamental premise of the Application was the continued availability of rider recovery of Smart Grid investments through the plan period. However, with the recent enactment of House Bill 15 described above, which prohibits AES Ohio from applying for a new electric security plan which includes certain rider recovery mechanisms, as well as the near-term financial uncertainty created by the statute, AES Ohio withdrew its Smart Grid Phase 2 Application on May 23, 2025. On July 9, 2025, the PUCO approved the withdrawal and closed the case. This withdrawal will provide AES Ohio flexibility as to the timing and scope of Smart Grid investments to continue to deliver benefits to customers.
Distribution Rate Cases
2024 Distribution Rate Case Application
On November 29, 2024, AES Ohio filed a distribution rate case with the PUCO. The investments reflected in this distribution rate case include investments to enhance the safety, reliability, and resilience of the distribution system. The application is based on a date certain of September 30, 2024 and a test period of June 1, 2024 - May 31, 2025.
On June 27, 2025, the PUCO Staff submitted their Report and Recommendations. On August 13, 2025, AES Ohio entered into an unopposed Stipulation and Recommendation (the “Settlement”) with various intervening parties and the Staff of the PUCO. The Settlement provides for updated base rates for electric distribution service customers in AES Ohio’s service territory and among other matters includes:

•	An increase to its annual distribution revenue requirement of $167.9 million, which incorporates certain investments that are currently recovered through the Distribution Investment Rider;

•	A return on equity of 9.999% and a cost of long-term debt of 4.49% on a distribution rate base of $1.25 billion and based on a capital structure of 53.87% equity and 46.13% long-term debt.

•
The net recovery of certain expenditures by AES Ohio, primarily related to one-time
costs supporting the implementation of AES Ohio’s customer billing system upgrade. During the third quarter of 2025, AES Ohio recorded a net deferral of $8.4 million for previously recognized costs related to this recovery.

The Settlement is subject to, and conditioned upon, approval by the PUCO.

Multi-Year Reliability Plan
To comply with House Bill 15, AES Ohio has provided the PUCO with notice of its intent to file an application no earlier than November 10, 2025 to establish a Multi-Year Reliability Plan. This plan will describe the investments necessary to strengthen and modernize AES Ohio’s infrastructure and expand support for its customers. To enable these ongoing investments, the application will also propose rates for future electric distribution service in 2027, 2028 and 2029.
Tax Savings Credit Rider
As a result of the TCJA and the resulting decrease of the federal corporate income tax rate, AES Ohio established a Tax Savings Credit Rider (TSCR) for the purpose of returning certain benefits of the TCJA to customers, which was approved by the PUCO in 2018 as part of a stipulation adopted by the PUCO in AES Ohio’s 2015 Distribution Rate Case. In November 2024, AES Ohio filed an application to update the TSCR to address an inadvertent normalization violation identified by the Company. On July 9, 2025, the PUCO approved AES Ohio’s application to update its TSCR to correct the inadvertent normalization violation through collection of $13.6 million from customers over twelve months, which became effective in August 2025.

2. REGULATORY MATTERS
AES Ohio ESPs and Smart Grid Plans
AES Ohio ESP -
Ohio law requires utilities to file either an ESP or MRO plan to establish SSO rates. AES Ohio is currently operating pursuant to ESP 4, described in the paragraph below. From November 1, 2017 through December 18, 2019, AES Ohio operated pursuant to an approved ESP plan, which was initially approved on October 20, 2017 (ESP 3). On December 18, 2019, the PUCO approved AES Ohio’s Notice of Withdrawal of ESP 3 and reversion to its prior rate plan (ESP 1). Among other items, the PUCO Order approving the ESP 1 rate plan included reinstating the non-bypassable
RSC Rider, which provided annual revenue of approximately $79.0 million. The OCC has appealed to the Ohio Supreme Court the PUCO’s decision approving the reversion to ESP 1 as well as argued for a refund of the RSC revenue dating back to August 2021. Oral arguments regarding this appeal have been scheduled for April 22, 2025.
Smart Grid Comprehensive Settlement
- On October 23, 2020, AES Ohio entered into a Stipulation and Recommendation (the Settlement) with the staff of the PUCO, various customers and organizations representing customers of AES Ohio and certain other parties with respect to, among other matters, AES Ohio’s applications pending at the PUCO for (i) approval of AES Ohio’s plan to modernize its distribution grid (Smart Grid Phase 1), (ii) findings that DP&L passed the SEET for 2018 and 2019, and (iii) findings that AES Ohio’s ESP 1 satisfies the SEET and the more favorable in the aggregate (MFA) regulatory test. On June 16, 2021, the PUCO issued their opinion and order accepting the stipulation as filed. The OCC appealed the final PUCO order with respect to the 2018 and 2019 SEET to the Ohio Supreme Court on December 6, 2021. Oral arguments regarding this appeal have been scheduled for April 2, 2025.
Smart Grid Phase 2 Plan
- In February 2024, AES Ohio filed a Smart Grid Phase 2 with the PUCO proposing a ten-year
investment plan to begin after Smart Grid Phase 1 ends. On September 13, 2024, AES Ohio reached a settlement with the PUCO staff and other parties on the pending Smart Grid Phase 2 application. The settlement provides for a four-year plan to invest $240.5 million of capital and $18.6 million of operations and maintenance expenses related to grid modernization, support of Distributed Energy Resources, Economic Development and an enhanced Telecommunications network. These costs will be recovered through the existing Infrastructure Investment Rider. If approved, AES Ohio will implement a comprehensive grid modernization project that will deliver benefits to customers, society as a whole and to AES Ohio. An evidentiary hearing was held on October 29, 2024, and we expect an order from the PUCO by the second quarter of 2025, prior to the end of Smart Grid Phase 1.
ESP 4 -
On September 26, 2022, AES Ohio filed its latest ESP (ESP 4) with the PUCO. ESP 4 is a comprehensive plan to enhance and upgrade its network and improve service reliability, provide greater safeguards for price stability and continue investments in local economic development.
On April 10, 2023, AES Ohio entered into a Stipulation and Recommendation with the PUCO Staff and seventeen parties (the “ESP 4 Settlement”) with respect to AES Ohio’s ESP 4 application, and, on August 9, 2023, the PUCO approved the ESP 4 Settlement without modification. The approved ESP 4 Settlement provides for a three-year plan including the following:

•	A Distribution Investment Rider for the term of the ESP allowing for the timely recovery of distribution investments by AES Ohio based on a 9.999% return on equity, subject to revenue caps;

•
The recovery of approximately $66.0 million related to past expenditures by AES Ohio plus future carrying costs and the recovery of incremental vegetation management expenses up to certain annual limits during the term of ESP 4. During the third quarter of 2023, AES Ohio deferred $28.3 million of previously recognized purchased power costs and an additional $10.7 million of carrying costs related to this recovery; and

•	Funding of programs for assistance to low-income customers and for economic development.
Additionally, with approval of this Settlement, the distribution rates that were approved by the PUCO on December 14, 2022, and are described in the paragraph below, became effective on September 1, 2023.
Distribution Rate Cases
2024 Distribution Rate Case application
- On November 29, 2024, AES Ohio filed a new distribution rate case with the PUCO. The investments reflected in this distribution rate case include investments to enhance the safety, reliability, and resilience of the distribution system. Among other matters, the application requests:

•	An increase to its annual distribution revenue requirement of $235.2 million, which incorporates certain investments that are currently recovered through the Distribution Investment Rider;

•	A return on equity of 10.95% and a cost of long-term debt of 4.49% on a distribution rate base of $1.3 billion and based on a capital structure of 53.87% equity and 46.13% long-term debt; and

•	A date certain of September 30, 2024 and a test period of June 1, 2024 – May 31, 2025
The rate case application also includes a proposal for increased tree-trimming expenses. AES Ohio proposed an evidentiary hearing be held beginning June 2, 2025; however, the PUCO has not yet established a procedural schedule for the proceeding.
2020 Distribution Rate Case
- On November 30, 2020, AES Ohio filed a new distribution rate case application with the PUCO to increase AES Ohio’s base rates for electric distribution service to address, in part, increased costs of materials and labor and substantial investments to improve distribution structures. On December 14, 2022, the PUCO issued an order on the application. Among other matters, the order:

•	Establishes a revenue increase of $75.6 million for AES Ohio’s base rates for electric distribution service; and

•
Provides for a return on equity of 9.999% and a cost of long-term debt of 4.4% on a distribution rate base of $783.5 million and based on a capital structure of 53.87% equity and 46.13% long-term debt.

These rates went into effect on September 1, 2023 with the approval of AES Ohio’s ESP 4, as discussed above.

FERC Transmission Rates
On March 3, 2020, AES Ohio filed an application before the FERC seeking to change its stated transmission rates to formula transmission rates that would be updated each calendar year. An uncontested settlement was filed December 10, 2020 and approved April 15, 2021. Among other things, the settlement established new depreciation rates for AES Ohio’s transmission assets, an authorized return on equity of 9.85%, and started an amortization process to return excess deferred taxes created by the TCJA. Pursuant to the approved mechanisms and formula, transmission rates are adjusted each calendar year to reflect projected costs, adjusted to a true-up
of actual revenue and costs incurred in the prior year.
Regulatory Assets and Liabilities
Regulatory assets and liabilities represent deferred costs or credits that have been included as allowable costs or credits for ratemaking purposes. AES Ohio has recorded regulatory assets or liabilities relating to certain costs or credits as authorized by the PUCO or established regulatory practices in accordance with ASC 980. See Note 1.
Overview and Summary of Significant Accounting Policies
for accounting policies regarding Regulatory Assets and Liabilities.
The following table presents AES Ohio’s regulatory assets and liabilities:

			December 31,
$ in millions	Type of Recovery	Recovery Period	2024	2023
Regulatory assets, current:
Undercollections to be collected through rate riders	A/B/D	2025	$63.4	$51.7
Uncollectible expense being recovered in base rates	B	2025	1.7	1.7
Vegetation management being recovered in base rates	B	2025	2.7	2.7
Rate case expenses being recovered in base rates	B	2025	0.4	0.5
Transmission formula rate debits	A	2025	13.8	—

Total regulatory assets, current			82.0	56.6

Regulatory assets, non-current:
Pension benefits	A	Ongoing	58.8	62.6
Regulatory compliance costs	A	2028	33.2	45.0
Energy efficiency	A/B/D	Undetermined	4.1	4.1
Smart grid and AMI costs	C	Undetermined	1.8	3.2
Unamortized loss on reacquired debt	B	Ongoing	0.5	1.1
Deferred storm costs	B	2025	—	2.2
Deferred rate case costs	B/D	Undetermined	2.4	1.5
Deferred vegetation management	B	2028	21.7	19.9
CIS replacement	D	Undetermined	8.8	3.1
Transmission formula rate debits	A	2026	1.2	6.7
Customer Program Rider	A/D	Undetermined	2.9	—
Uncollectible deferral	B	2028	4.6	6.3

Total regulatory assets, non-current			140.0	155.7

Total regulatory assets			$222.0	$212.3

			December 31,
$ in millions	Type of Recovery	Recovery Period	2024	2023
Regulatory liabilities, current:
Overcollection of costs to be refunded through rate riders	A/B	2025	$9.3	$14.7
Transmission formula rate credits	A	2025	1.0	3.3

Total regulatory liabilities, current			10.3	18.0

Regulatory liabilities, non-current:
Estimated costs of removal - regulated property		Not Applicable	131.0	134.2
Deferred income taxes payable through rates		Ongoing	35.0	42.6
TCJA regulatory liability	B	Ongoing	—	1.0
Transmission formula rate credits	A	2026	1.5	—
PJM transmission enhancement settlement	B	2025	—	1.7
Postretirement benefits	B	Ongoing	1.9	2.6

Total regulatory liabilities, non-current			169.4	182.1

Total regulatory liabilities			$179.7	$200.1

A –	Recovery of incurred costs plus rate of return. Refund of incurred credits, plus rate of return.
B –	Recovery of incurred costs without a rate of return. Refund of incurred credits without a rate of return.
C –	Includes costs associated with Smart Grid Phase 2 development for which recovery is not yet determined but is considered probable of occurring in future rate proceedings.
D –	Recovery not determined, but recovery is probable of occurring in future rate proceedings.
Current regulatory assets and liabilities
Current regulatory assets primarily represent costs that are being recovered per specific rate orders; recovery for the remaining costs is probable, but not certain. Current regulatory assets include: (i) the Energy Efficiency Rider, (ii) the Transmission Cost Recovery Rider, (iii) the Storm Cost Rider, (iv) the Legacy Generation Rider, (v) the Infrastructure Investment Rider, (vi) the Regulatory Compliance Rider, (vii) the Proactive Reliability Optimization Rider, and (viii) the Distribution Investment Rider. Also included are the current portion of deferred rate case costs, vegetation management, uncollectible expense costs, and the transmission formula rate true-up.
Current regulatory liabilities include the overcollection of standard offer costs and certain transmission related costs, including the current portion of the PJM transmission enhancement settlement (discussed below), the transmission rate true-up,
the Transmission Cost Recovery Rider overcollection and the TCJA regulatory liability.
AES Ohio is earning a return on $16.2 million of the net undercollections / (overcollections) to be collected / (refunded) through rate riders including: (i) the Energy Efficiency Rider, (ii) the Transmission Cost Recovery Rider, and (iii) the Regulatory Compliance Rider, partially offset by the overcollection of standard offer costs.
Pension benefits
Pension benefits represent the qualifying ASC 715 costs of our regulated operations that for ratemaking purposes are deferred for future recovery. We recognize an asset for a plan’s overfunded status or a liability for a plan’s underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory asset represents the regulated portion that would otherwise be charged as a loss to OCI. As per PUCO and FERC precedents, these costs are probable of future rate recovery.
Regulatory compliance costs
Regulatory compliance costs represent the long-term portion of the regulatory compliance costs which include the following costs: (i) Consumer Education Campaign, (ii) Retail Settlement System, (iii) Generation Separation, (iv) Bill Format Redesign, (v) Green Pricing Tariff, (vi) Supplier Consolidated Billing, (vii) Decoupling, (viii) a portion of previously deferred uncollectible costs, and (ix) unrecovered purchased power deferrals, and related carrying charges, approved in ESP 4. The balance of this regulatory asset earns a return with a maximum total to be accrued of $4.0 million. These costs are being recovered over a five-year period that began September 2023 through the Regulatory Compliance Rider approved in ESP 4.
Energy Efficiency Rider
Energy Efficiency Rider represents deferred expense and shared savings associated with energy efficiency programs that provide incentives and rebates for customers to improve the way they use electricity. The deferred expenses and shared savings were incurred prior to Ohio’s energy efficiency change in legislation and are therefore probable for recovery. The PUCO is currently conducting a prudency review, and a PUCO staff report was issued on February 2, 2024.
Smart Grid and AMI costs
Smart Grid and AMI costs represent costs incurred as a result of studying and developing distribution system upgrades and implementation of AMI related to Smart Grid Phase 1 and 2. AES Ohio developed Smart Grid Phase 1, which focuses on implementing new technology in the distribution business to upgrade customer meters, provide new customer programs related to energy efficiency and time-based rates, make certain infrastructure improvements, and upgrade substation and telecommunication equipment. Smart Grid Phase 1 costs are being recovered over a period of 4 years. AES Ohio has proposed Smart Grid Phase 2, which is pending before the PUCO.
Unamortized loss on reacquired debt
Unamortized loss on reacquired debt represents losses on long-term debt reacquired or redeemed in prior periods that have been deferred. These deferred losses are being amortized over the lives of the original issues in accordance with the rules of the FERC and the PUCO.
Deferred storm costs
Deferred storm costs represent the long-term portion of deferred costs for major storms. AES Ohio files semi-annual petitions seeking recovery of storm costs with all costs related to 2024 to be recovered in 2025. Recovery of these costs is probable, but not certain.
Rate case expenses
Rate case expenses represent costs associated with preparing distribution rate cases. AES Ohio was granted recovery of the 2020 rate case costs through base rates over a period of 5 years, without a rate of return. AES Ohio has requested approval and recovery of the 2024 rate case costs through the 2024 rate case application, which is pending before the PUCO.

Vegetation management costs
Vegetation management costs represent costs incurred from outside contractors for tree trimming and other vegetation management services. Historically deferred costs from 2018-2020 are being recovered in base rates with an amortization period of five years. In addition, ESP 4 approved a Proactive Reliability Optimization Rider which granted recovery of costs deferred starting from 2021 forward with an annual baseline of $20.0 million, subject to an annual maximum deferral of $7.5 million. These historical costs are also being recovered with an amortization period of five years. Annual spending less than the vegetation management baseline amount will result in a reduction to the regulatory asset or creation of a regulatory liability.
CIS replacement costs
Customer Information System (“CIS”) replacement costs represent operation and maintenance expenses associated with the implementation of a new CIS system. Deferral of these costs, subject to an $8.8 million maximum deferral, was approved in the Smart Grid Phase 1 Order, subject to demonstration that the functionality is available and a reasonableness prudence review. Recovery of these costs was requested and approved in Case No.
22-0900-EL-SSO
to be included in the new Regulatory Compliance Rider, once the CIS is used and useful.
Transmission formula rate debits/credits
Transmission formula rate assets and liabilities represent the amounts due from/to customers as a result of the implementation of transmission formula rates, which are adjusted each year based on actual revenue and costs from a previous year, as described above under “FERC Transmission Rates”.
Customer program costs
Customer Program Costs (“CPR”) represent costs associated with residential off-peak
electric vehicle programs to encourage utilization of the distribution grid during off-peak
hours, subject to a maximum annual deferral of $0.3 million, and residential low income assistance programs, subject to a maximum annual deferral of $5.7 million. Deferral of CPR costs were approved in the ESP 4 order.
Uncollectible deferral
Uncollectible deferral represents deferred uncollectible expense associated with the nonpayment of electric service, less the revenue associated with the bypassable uncollectible portion of the standard offer rate. The 2023 distribution rate case order established that these costs would be recovered in base rates over a period of five years.
Estimated costs of removal - regulated property
Estimated costs of removal - regulated property reflect an estimate of amounts collected in customer rates for costs that are expected to be incurred in the future to remove existing transmission and distribution property from service when the property is retired.
Deferred income taxes payable through rates
Deferred income taxes payable through rates represent deferred income tax liabilities recognized from the normalization of flow-through items as the result of taxes previously charged to customers. A deferred income tax asset or liability is created from a difference in income recognition between tax laws and accounting methods. As a regulated utility, AES Ohio includes in ratemaking the impacts of current income taxes and changes in deferred income tax liabilities or assets. Accordingly, this liability reflects the estimated deferred taxes AES Ohio expects to return to customers in future periods.

TCJA regulatory liability
TCJA regulatory liability represents the long-term portion of both protected and unprotected excess Accumulated Deferred Income Taxes (“ADIT”) for both transmission and distribution portions, grossed up to reflect the revenue requirement. As a part of the DRO, AES Ohio agreed that savings from the TCJA attributable to distribution facilities, including the excess ADIT and the regulatory liability, constitute amounts that will be returned to customers. As a result of the TCJA and subsequent DRO, AES Ohio entered into a stipulation to resolve all remaining TCJA items related to its distribution rates, including a proposal to return no less than $4.0 million per year for the first five years unless fully returned in the first five years via a tax savings cost rider for the distribution portion of the balance. On September 26, 2019, an order approved the stipulation in its entirety.
PJM transmission enhancement settlement
PJM transmission enhancement settlement liability represents the transmission enhancement settlement charges for which AES Ohio is due a refund per FERC Order
EL05-121-009
issued on May 31, 2018. The Order states that customers are due a refund for part of these charges which will be received starting August 2018 through 2025. Refunds received will be returned to customers via the transmission cost rider.
Postretirement benefits
Postretirement benefits represent the qualifying ASC 715 gains related to our regulated operations that, for ratemaking purposes, are probable of being reflected in future rates. We recognize an asset for a plan’s overfunded status or a liability for a plan’s underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory liability represents the regulated portion that would otherwise be reflected as a gain to OCI.